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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITOR'S CONSENT

   We consent to the use in this registration statement of Onvia.com, Inc. on Form S-1 of our report dated November 18, 1999 (December 20, 1999, as to Note
12), appearing in the Prospectus, which is part of this registration statement and to the reference to us under the headings "Selected Consolidated Financial Data" and "Experts" in such Prospectus.

/s/ Deloitte & Touche LLP

Seattle, Washington
December 20, 1999